Exhibit 10.6

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.                                                            December 27, 1999
    ---------------

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               BUSINESS WEB, INC.


     1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the date of this Warrant, and subject to the terms and conditions herein set forth, Holder (as defined below) is entitled to purchase from Business Web, Inc., a Texas corporation doing business as "Comercis, Inc." (the "Company"), at any time before 5:00 p.m., California time, on the Termination Date (as defined below), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.

     2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

        (a) "Holder" shall mean NewGold, Inc., a Delaware corporation, and its assigns.

        (b) "Securities" shall mean the Common Stock of the Company, together with such other securities or property that may become issuable upon exercise of this Warrant as described in Section 3 below.

        (c) "Termination Date" shall mean the date that is one (1) year after the closing of an underwritten initial public offering of shares of Common Stock of the Company.

        (d) "Warrant Price" shall be equal to $3.00 per share, subject to adjustment as described in Section 3 below.

        (e) "Warrant Stock" shall mean the 3,132,794 shares of Securities purchasable upon exercise of this Warrant, subject to adjustment as described in
Section 3 below.

     3. Adjustments and Notices. The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with the following provisions:

        (a) Subdivision, Stock Dividends or Combinations. In case the Company shall at any time subdivide the outstanding shares of the Securities or shall issue a dividend in the form of Securities with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of shares of Warrant Stock purchasable immediately prior to such subdivision or issuance of dividend shall be proportionately increased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Stock purchasable immediately prior to such combination shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

        (b) Reclassification, Exchange, Substitute, In-Kind Distribution. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than Securities, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions or other events and successive dividends.

        (c) Reorganization, Merger, etc. In case of any (i) merger or consolidation of the Company into or with another corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to the consummation of any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant such that the Holder shall have the right to receive, in lieu of the shares of the Securities theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior to the consummation of such reorganization, merger, or sale. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

        (d) No Impairment. The Company shall not, by amendment of its Articles or Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment.

        (e) Notice. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of the Securities purchasable upon the exercise or conversion of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise or conversion of this Warrant, setting forth in reasonable detail the method of calculation of each. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger or sale in accordance with Section 3(c) hereof at least forty-five (45) days prior to the effective date thereof. The Company also agrees to notify the Holder of this Warrant in writing of a proposed public offering at least thirty (30) days prior to the effective date thereof.

        (f) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

     4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

     5. Representations of the Company and Reservation of Stock. This Warrant has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms. All Securities which may be issued upon the exercise or conversion of this Warrant shall, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws. On and after the date of this Warrant, the Company will reserve from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

     6. Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder subsequent to the date hereof and on or before the Termination Date by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash, check or wire transfer with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, but in any event within ten (10) business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     7. Conversion. In lieu of exercising this Warrant or any portion hereof, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Securities by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Securities to be issued to Holder upon such conversion shall be computed using the following formula:

                                X = (P)(Y)(A-B)/A


        where             X =      the number of shares of Securities to be
                                   issued to the Holder for the portion of the Warrant being converted.

                          P =      the portion of the Warrant being
                                   converted expressed as a decimal fraction.

                          Y = the total number of shares of Securities issuable upon exercise of the Warrant in full.

                          A = the fair market value of one share of Securities, which shall mean (i) the fair market value of one share of Securities as of the last business day immediately prior to the date the notice of conversion is received by the Company, as determined in good faith by the Company's Board of Directors, provided that in the event the Holder disagrees with the Board's good faith determination, the valuation shall be determined by a mutually agreeable valuation firm, or (ii) if this Warrant is being converted in conjunction with a public offering of Securities, the price to the public per share in such offering, or
                                   (iii) if the Securities are publicly traded on a stock exchange or national market system, the average closing price for the ten (10)
                                   trading day period immediately prior to the date of conversion.

                          B =      the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, but in any event within ten (10) business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

     8. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder hereof, in whole or in part, provided that such transfer is effected in compliance with all applicable state and federal securities laws.

     9. Piggyback Registration Rights.

        (a) Corporate Obligation. If the Company shall determine to register any of the Securities either for its own account or the account of a shareholder(s) exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Stock, the Company will promptly give to the Holder written notice thereof and include in such registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of shares of Warrant Stock specified in a written request made by the Holder within fifteen (15) days after receipt of such written notice from the Company, except as set forth in Section 9(b) below.

        (b) Underwritten Public Offering. If the registration for which the Company gives notice is for a registered public offering involving an underwriting, the right of the Holder to registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Warrant Stock in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section, if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten the underwriter may exclude some or all of the Warrant Stock with the number of shares that may be included in the registration and underwriting being allocated among the Holder and all other shareholders entitled to have securities included in such registration in proportion, as nearly as practicable, to the respective amounts of securities which they had requested to be included in such registration (provided, however, that if the registration is for the account of shareholders exercising demand registration rights, the number of shares that may be included by the Holder shall be cut back entirely before any limitation on the number of shares that may be included by such shareholders).

        (c) Expenses. All expenses of the registration shall be borne by the Company, except underwriting discounts and selling commissions applicable to the sale of any shares of Warrant Stock and any other securities of the Company being sold in the same registration by other shareholders, which shall be borne by the Holder and such other shareholders pro rata on the basis of the number of shares registered.

        10. "Market Stand-Off" Agreement. The Holder hereby agrees that it shall not, to the extent reasonably requested by the Company and an underwriter of Common Stock of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Common Stock of the Company during the one hundred eighty (180)-day period following the effective date of an underwritten initial public offering of the Company, provided that all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter.

        11. Miscellaneous. This Warrant shall be governed by the laws of the State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.


ISSUED:  December 27, 1999

                                      BUSINESS WEB, INC.


                                      By:
                                         ----------------------------------
                                      Name:  Chris Meaux
                                      Title:  Chief Executive Officer

                                  Attachment 1

NOTICE OF EXERCISE

TO:      BUSINESS WEB, INC.

        1. The undersigned hereby elects to purchase ______________shares of the Warrant Stock of Business Web, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

        2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                      -----------------------------------
                                     (Name)

                      -----------------------------------
                                    (Address)




-----------------------------------     ---------------------------------------
          (Date)                           (Name of Warrant Holder)


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------
                                      (Title and signature of authorized person)

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT

                            Shares of the Securities
                     (as defined in the attached Warrant) of
                               BUSINESS WEB, INC.

     In connection with the purchase of the above-listed securities, the undersigned hereby represents to Business Web, Inc. (the "Company") as follows:

     (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

     (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

     (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

     (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary, and has had all questions which have been asked by it satisfactorily answered by the Company.

     (e) The undersigned acknowledges that the Securities issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:
      -------------------------

                                    -------------------------------------------
                                            (Typed or Printed Name)


                                    By:
                                       ----------------------------------------
                                                  (Signature)

                                    Title:
                                          -------------------------------------

                                  Attachment 3

NOTICE OF CONVERSION

TO:      BUSINESS WEB, INC.

     1. The undersigned hereby elects to acquire__________ shares of the Securities of Business Web, Inc. pursuant to the terms of the attached Warrant, by conversion of percent (__ %) of the Warrant.

     2. Please issue a certificate or certificates representing said shares of Securities in the name of the undersigned or in such other name as is specified below:

                      -----------------------------------
                                     (Name)

                      -----------------------------------
                                    (Address)




-----------------------------------     ---------------------------------------
          (Date)                           (Name of Warrant Holder)


                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------
                                      (Title and signature of authorized person)